Sale Of Lubricants Business	12 Months Ended
Dec. 31, 2017
SALE OF LUBRICANTS BUSINESS
SALE OF LUBRICANTS BUSINESS

36. SALE OF LUBRICANTS BUSINESS

On February 1, 2017, the company completed the previously announced sale of its lubricants business for proceeds of $1.1 billion before closing adjustments and other closing costs. The sale of this business resulted in an after-tax gain of $354 million, including a current tax expense of $101 million and a deferred tax recovery of $11 million, in the Refining and Marketing segment.

The table below details the assets and liabilities of the lubricants business that were held for sale as at December 31, 2016:

($ millions)

Assets

Accounts receivable	209

Prepaids	3

Inventories	258

Property, plant and equipment, net	428

Total assets	898

Liabilities

Accounts payable and accrued liabilities	72

Income taxes payable	3

Pension liability	20

Deferred income taxes	71

Total liabilities	166